Exhibit 10.20

THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (hereinafter, this “Amendment”) is executed as of September 2, 2009, by and among BANCTEC, INC., a Delaware corporation (“Borrower”), the other Credit Parties signatory thereto, the financial institutions party thereto as Lenders, and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, in its capacity as Agent for the Lenders (“Agent”).

RECITALS

WHEREAS, Borrower, Credit Parties, Agent and Lenders are parties to that certain Amended and Restated Credit Agreement, dated as of February 7, 2008 (as amended, supplemented or otherwise modified, the “Credit Agreement”); and

WHEREAS, Borrower, Credit Parties, Agent and Lenders desire to amend the Credit Agreement, in each case, in the manner, and subject to the terms and conditions, provided below.

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

ARTICLE I

DEFINITIONS

1.01                        Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meaning as in the Credit Agreement, as amended hereby.

ARTICLE II

AMENDMENTS TO CREDIT AGREEMENT; OTHER AGREEMENTS

2.01                        Amendment to Section 5.1.  Effective as of the Effective Date (as defined herein), Section 5.1 of the Credit Agreement is hereby amended by (i) deleting the word “and” at the end of subsection (s), (ii) deleting the period at the end of subsection (t) and substituting therefor “; and” and (iii) adding a new subsection (u) immediately following subsection (t) to read as follows:

“(u)                           Liens in favor of Fulbright & Jaworski L.L.P. on the SAP Claims securing fees, if any, owing to Fulbright & Jaworski L.L.P. in connection with its representation of the Borrower with respect to the SAP Claims, provided such Liens are subject to an intercreditor agreement between Agent and Fulbright & Jaworski L.L.P.”

2.02                        Amendment to Section 11.1.  Effective as of the Effective Date (as defined herein), Section 11.1 of the Credit Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order:

“SAP Claims” shall mean Borrower’s claims and causes of action against SAP America, Inc.

2.03                        Supplement to Guaranty and Security Agreement.  Effective as of the Effective Date (as defined herein), the Guaranty and Security Agreement is hereby supplemented by adding the information set forth in Exhibit A hereto to Schedule 1 to the Guaranty and Security Agreement.

ARTICLE III

CONDITIONS PRECEDENT

3.01                        Conditions to Effectiveness.  Notwithstanding anything herein to the contrary, the effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by Agent and Required Lenders (the date of satisfaction of such conditions being the “Effective Date”):

(a)                                  Agent shall have received, in form and substance satisfactory to Agent and duly executed by each party thereto:

(i)                                     this Amendment, and

(ii)                                  all corporate proceedings taken in connection with the foregoing and all documents, instruments and other legal matters incident thereto.

ARTICLE IV

NO WAIVER

4.01                        Nothing contained herein shall be construed as a waiver by Agent or any Lender of any covenant or provision of the Credit Agreement, the other Loan Documents, this Amendment, or of any other contract or instrument between Borrower, any Credit Party, Agent and/or any Lender, and Agent’s or any Lender’s failure at any time or times hereafter to require strict performance by Borrower or any Credit Party of any provision thereof shall not waive, affect or diminish any right of Agent and/or any Lender to thereafter demand strict compliance therewith.  Agent and Lenders hereby reserve all rights granted under the Credit Agreement, the other Loan Documents, this Amendment and any other contract or instrument between Borrower, any Credit Party, Agent and/or any Lender.

ARTICLE V

RATIFICATIONS, REPRESENTATIONS AND WARRANTIES

5.01                        Ratifications.  The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and the other Loan Documents, and except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect.  Borrower, Credit Parties, Agent and Lenders agree that the Credit Agreement and the other Loan Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

5.02                        Representations and Warranties.  Borrower hereby represents and warrants to Agent and Lenders that (a) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate the Certificate of

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Incorporation or Bylaws of Borrower; (b) the representations and warranties contained in the Credit Agreement, as amended hereby, and any other Loan Document are true and correct in all material respects on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date, except for any representation or warranty limited by its terms to a specific date or any representation or warranty to the extent it is not true and correct due solely to the existence of the Existing Events of Default set forth in that certain letter from Agent to Borrower dated as of June 4, 2009 and the Event of Default existing due to the failure of Borrower to make the deliveries required by Section 4.1(b) of the Credit Agreement for the Fiscal Quarter ended June 30, 2009 (collectively, the “Existing Events of Default”); (c) except for the Existing Events of Default, no Event of Default or Default under the Credit Agreement has occurred and is continuing, unless such Event of Default or Default has been specifically waived in writing by Lenders; and (d) except for the Existing Events of Default, Borrower is in full compliance with all covenants and agreements contained in the Credit Agreement and the other Loan Documents, as amended hereby.

ARTICLE VI

MISCELLANEOUS PROVISIONS

6.01                        Survival of Representations and Warranties.  All representations and warranties made in the Credit Agreement or any other Loan Document, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Agent or any Lender or any closing shall affect the representations and warranties or the right of Agent or any Lender to rely upon them.

6.02                        Reference to Credit Agreement.  Each of the Loan Documents, including the Credit Agreement and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement, as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement, as amended hereby.

6.03                        Expenses of Agent.  As provided in the Credit Agreement, Borrower agrees to promptly pay all fees, costs and expenses incurred by Agent (including attorneys’ fees and expenses, the allocated cash of Agent’s internal legal staff and fees of environmental consultants, accountants and other professionals retained by Agent) incurred in connection with the review, negotiation, preparation, documentation and execution of this Amendment.

6.04                        Severability.  Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

6.05                        Successors and Assigns.  This Amendment is binding upon and shall inure to the benefit of Agent and Lenders and Borrower and their respective successors and assigns, except Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Agent and Lenders.

6.06                        Counterparts.  This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

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6.07                        Effect of Waiver.  No consent or waiver, express or implied, by Agent or any Lender to or for any breach of or deviation from any covenant or condition by Borrower shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

6.08                        Headings.  The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

6.09                        Applicable Law.  THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

6.10                        Final Agreement.  THE LOAN DOCUMENTS, AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED.  THE LOAN DOCUMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NOT UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.  NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY BORROWER, CREDIT PARTIES, LENDERS AND AGENT.

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.

Borrower:

BANCTEC, INC.

By:
Name:
Title:

Credit Parties:

BTC VENTURES, INC., a Delaware corporation

By:
Name:
Title:

BTI TECHNOLOGIES, L.P., a Texas limited partnership

By:	BancTec, Inc., its General Partner

By:
Name:
Title:

BTC INTERNATIONAL HOLDINGS, INC., a Delaware corporation

By:
Name:
Title:

BANCTEC THIRD PARTY MAINTENANCE, INC., a Texas corporation

By:
Name:
Title:

BANCTEC (PUERTO RICO), INC., a Delaware corporation

By:
Name:
Title:

RECOGNITION MEXICO HOLDING, INC., a Delaware corporation

By:
Name:
Title:

DOCUDATA SOLUTIONS, L.C., a Texas limited liability company

By:
Name:
Title:

Agent:

GENERAL ELECTRIC CAPITAL CORPORATION

By:
Name:
Title:

Lenders:

GENERAL ELECTRIC CAPITAL CORPORATION

By:
Name:
Title:

WELLS FARGO FOOTHILL, LLC

By:
Name:
Title:

Exhibit A

SCHEDULE 1

TO

GUARANTY AND SECURITY AGREEMENT

Commercial Tort Claims

All tort claims against SAP America, Inc. and its affiliates arising out of disputes between SAP America, Inc. and its affiliates and Borrower and the Grantors.